Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2021	Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes

(12) Income Taxes

The tax provision for interim periods is determined using the estimated annual effective consolidated tax rate, based on the current estimate of full-year earnings before taxes, adjusted for the impact of discrete quarterly items.

The provision for income taxes was $0 for each of the nine months ended September 30, 2021 and 2020, and the effective tax rate for each of the nine months ended September 30, 2021 and 2020 was 0%. The Corporation continues to maintain a full valuation allowance on its net deferred tax assets. The Corporation has not recognized any reserves for uncertain tax positions.

Please refer to the audited consolidated financial statements as of, and for the years ended, December 31, 2020 and 2019, included in the proxy statement/prospectus filed with the SEC on September 24, 2021 for additional information on the Corporation’s income taxes.

(12) Income Taxes

Net deferred tax assets as of December 31, 2020 and 2019 consisted of the following:

	2020	2019
Deferred tax assets:
Net operating loss carryforwards	$2,659,082	$6,438,409
Stock-based compensation	600,592	328,553
Vacation accrual	84,553	45,128
Lease Liability	727,587	467,139
Total deferred tax assets	4,071,814	7,279,229

Less valuation allowance	(2,320,958)	(6,563,244)
Total deferred tax assets after valuation allowance	$1,750,856	$715,985

Deferred tax liabilities:
Operating lease Right of Use Asset	641,135	390,962
Depreciation and amortization	1,109,721	325,023
Total deferred tax liabilities	1,750,856	715,985

Net deferred tax asset/(liability)	$-	$-

The reconciliation between the Corporation’s effective tax rate and the statutory tax rate of 21% includes the following significant items: changes in the valuation allowance and permanent items including meals and entertainment. The rate reconciliation was as follows:

	2020		2019
Rate reconciliation:
Net income before tax	$20,117,773		$(8,986,289)

Federal income tax at statutory rate	4,224,732	21.00%	(1,887,121)	21.00%
Permanent items	918	-0.01%	2,144	-0.02%
Valuation allowance	(4,225,651)	-21.00%	1,884,977	-20.98%
Other	1	0.00%	-	0.00%
	$-	0.00%	$-	0.00%

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of the deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. Based upon the level of historical losses and the uncertainty of future taxable income over the periods which the Corporation will realize the benefits of its net deferred tax assets, management believes it is more likely than not that the Corporation will not fully realize the benefits on the balance of its net deferred tax asset and, accordingly, the Corporation has established a valuation allowance on it net deferred tax assets. The valuation allowance decreased by approximately $4,226,000 and increased by $1,885,000, respectively, for the years ended December 31, 2020 and December 31, 2019.

SAb Biotherapeutics, Inc. and subsidiaries

Notes to consolidated financial statements

As of December 31, 2020, the Corporation had approximately $12,662,000 of federal net operating losses, which were generated after December 31, 2017 and can be carried forward indefinitely under the Tax Cuts and Jobs Act and may generally be used to offset up to 80% of future taxable income.

The Corporation has not completed a study to determine whether any ownership change per the provisions of Section 382 of the Internal Revenue Code of 1986, as amended, as well as similar state provisions, has occurred. Utilization of the Corporation’s net operating loss carryforwards may be subject to substantial annual limitation due to ownership changes that may have occurred or that could occur in the future. These ownership changes may limit the amount of the net operating loss carryover that can be utilized annually to offset future taxable income. In general, an “ownership change”, as defined by Section 382 of the Code results from a transaction or series of transactions over a three-year period resulting in an ownership change of more than 50 percentage points of the outstanding stock of a company by certain stockholders.

U.S. GAAP provides that the tax effects from uncertain tax positions can be recognized in the consolidated financial statements only if the position is more likely than not of being sustained on audit, based on the technical merits of the position. As of December 31, 2020 and December 31, 2019, there were no uncertain tax provisions. There was no interest or penalties related to income taxes for the years ended December 31, 2020 and 2019, and there was no accrued interest or penalties associated with uncertain tax positions as of December 31, 2020 and December 31, 2019.

The Corporation files tax returns as prescribed by the laws of the jurisdictions in which it operates. In the normal course of business, the Corporation is subject to examination by federal and state jurisdictions, where applicable. The Corporation’s tax years are still open under the statute from 2017 to present. However, to the extent allowed by law, the taxing authorities may have the right to examine the period from 2015 through 2020 where net operating losses were generated and carried forward and make adjustments to the amount of the net operating loss carryforward amount. The Corporation is not currently under examination by federal or state jurisdictions.

As discussed in Note 9, Debt, on March 27, 2020, the CARES Act was enacted in response to the COVID-19 pandemic. It was determined the CARES Act did not materially impact the Corporation’s tax provision as of December 31, 2020.